                                                           Exhibit 10.1

                          FOURTH AMENDMENT AND WAIVER

                  This FOURTH AMENDMENT AND WAIVER (this "AMENDMENT"), dated as of June 29, 2000, among BRADLEES STORES, INC., a Massachusetts corporation (the "BORROWER"), BRADLEES, INC., a Massachusetts corporation ("BI"), and each of the other guarantors listed in Schedule 3.04 to the Credit Agreement (as defined below) (together with BI, each a "GUARANTOR" and collectively, the "GUARANTORS"), the Lenders party to the Credit Agreement referred to below, and BACK BAY CAPITAL FUNDING, LLC (the "TRANCHE C AGENT").

                               W I T N E S S E T H

                  WHEREAS, the Borrower, BI, the Guarantors, the financial institutions party to the Credit Agreement as lenders (the "LENDERS"), BankBoston, N.A. (now known as Fleet National Bank), as issuer of Letters of Credit, as administrative agent (the "ADMINISTRATIVE AGENT"), and as agent for the Tranche B Lenders, BankBoston Retail Finance, Inc. (now known as Fleet Retail Finance, Inc.), as collateral agent (the "COLLATERAL AGENT"), and the CIT Group/Business Credit, Inc. and Congress Financial Corporation (New England), each as co-agents, are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 2, 1999, as amended by that certain First Amendment to Credit Agreement, dated as of March 24, 1999, and by that certain Second Amendment to Credit Agreement, dated as of September 22, 1999, and by that certain Third Amendment to Credit Agreement, dated as of May 19, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended hereby);

                  WHEREAS, the Borrower has informed the Lenders that it wishes to amend the Credit Agreement to provide for a proposed $20,000,000 secured loan facility (the "TRANCHE C FACILITY") to be provided by Back Bay Capital Funding, LLC, as lender (collectively with any other lenders under the Tranche C Facility, the "TRANCHE C LENDERS");

                  WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement in connection therewith, as more particularly described below;

                  WHEREAS, the Borrower has requested that the Lenders waive compliance by the Borrower with Section 6.07 of the Credit Agreement for the fiscal quarter of the Borrower ending on or about January 31, 2001; and

                  WHEREAS, subject to all of the terms and conditions set forth below, the Lenders are willing to agree to such amendments and waiver as more particularly described below;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                  1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as EXHIBIT A.

                  2. ADDITION OF TRANCHE C LENDER. By executing this Amendment, the Tranche C Agent and each Tranche C Lender hereby becomes a party to the Credit Agreement (as amended hereby) as the Tranche C Agent and as a Lender, respectively, and agrees to be bound by the terms and conditions thereof to the same extent as if it were an original party thereto.

                  3. WAIVER. Each of the Lenders hereby waives compliance by the Borrower with Section 6.07 of the Credit Agreement for the fiscal quarter of the Borrower ending on or about January 31, 2001.

                  4.       CONDITIONS PRECEDENT. The amendments contained in
Section 1 above and the funding of the Tranche C Loans by the Tranche C Lenders are subject to, and contingent upon, the prior satisfaction of each of the following conditions:

                           (a) SUPPORTING DOCUMENTS. The Administrative Agent and the Tranche C Agent shall have received for the Borrower and each of the other Credit Parties:

                                    (1) a copy of such entity's certificate of
                           incorporation, as amended, certified as of a recent date prior to the date hereof by the Secretary of State of the state of its incorporation or a senior officer of such entity;

                                    (2) a certificate of such Secretary of
                           State, dated as of a recent date prior to the date hereof, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;

                                    (3) a certificate of the Secretary or an
                           Assistant Secretary of that entity dated on or prior to a recent date prior to the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of that entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of that entity authorizing the borrowing of the Tranche C Loans, the execution, delivery and performance in accordance with their respective terms of this Amendment, the Credit Agreement as amended hereby, the Mortgage Documents, the Tranche C Notes to be executed by it, the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Leasehold Collateral contemplated hereby, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (1) above, and (D) as to the incumbency and specimen signature of each officer of that entity executing this Amendment, the Tranche C Notes to be executed by it and the Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (3)); and

                                    (4) a certificate of the Secretary of State
                           of each state where each such entity is qualified to do business, dated as of a recent date as to the good standing of that entity in such state.

                           (b) NOTES. On or before the date of the initial Tranche C Loans, the Tranche C Agent shall have received Tranche C Notes executed on behalf of the Borrower, dated such date, payable to the order of each of the Tranche C Lenders, in the form of Exhibit B-4 to the Credit Agreement as amended hereby, in an amount equal to such Tranche C Lender's Tranche C Commitment.

                           (c) BUSINESS PLAN. The Borrower shall have delivered to the Administrative Agent and the Tranche C Agent an updated business plan and financial projections as contemplated by Section 5.09 of the Credit Agreement, in form and substance satisfactory to the Administrative Agent and the Tranche C Agent.

                           (d) OPINIONS OF COUNSEL. The Administrative Agent, the Issuing Bank, the Collateral Agent, the Tranche B Agent, the Tranche C Agent, the Co-Agents and the Lenders shall have received the favorable written opinion of (i) Goodwin, Procter & Hoar, counsel to the Credit Parties, (ii) local counsel reasonably satisfactory to the Administrative Agent and the Tranche C Agent in the states of New Hampshire, Maine, Massachusetts, Connecticut and New Jersey, and (iii) such other counsel as may be requested by the Administrative Agent or the Tranche C Agent, in each case dated the date of the Tranche C Loans, and in form and substance reasonably satisfactory to the Administrative Agent and the Tranche C Agent.

                           (e) CORPORATE AND JUDICIAL PROCEEDINGS. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Credit Parties, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Tranche B Agent, the Tranche C Agent, the Co-Agents and the Lenders contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and the Tranche C Agent, and the Administrative Agent and the Tranche C Agent shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Administrative Agent or the Tranche C Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.

                           (f) LIEN SEARCHES. On or before the Closing Date, the Administrative Agent and the Tranche C Agent shall have received the results of UCC-1 and other Lien searches conducted in State and county levels in the jurisdictions in which the retail stores listed on the attached Schedule 4(f) are located, which searches shall reflect the absence of Liens on the assets (including Inventory, Receivables and Leasehold Collateral) of the Credit Parties located in such jurisdictions, other than Permitted Liens, Liens permitted under Section 6.01 or Liens for which duly-completed and executed termination statements and releases reasonably satisfactory to the Administrative Agent and the Tranche C Agent have been tendered prior to or concurrently with the funding of the Tranche C Loans.

                           (g) FILINGS. All filings and other actions required to create and perfect a first priority security interest in favor of the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, on all Collateral owned or to be owned by the Credit Parties shall have been duly made or taken.

                           (h) ACCOUNTS PAYABLE. All undisputed Accounts Payable outstanding at the time of the Closing Date shall be reasonably paid to date within the terms of the applicable Accounts Payable, as agreed to by the Borrower.

                           (i) CONSENTS AND APPROVALS. The Administrative Agent and the Tranche C Agent shall be satisfied in their sole discretion that all consents and approvals required or necessary hereunder have been received and are in full force and effect.

                           (j) NO MATERIAL ADVERSE CHANGE. No event or series of events shall have occurred at any time after June 19, 2000, which the Administrative Agent or the Tranche C Agent in good faith determines to constitute a material adverse change in (i) the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Credit Party, or (ii) the enforceability of the Liens, rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Tranche B Agent, the Tranche C Agent, the Co-Agents or the Lenders under the Loan Documents, (iii) the ability of the Borrower or the other Credit Parties to pay the Obligations when due and to perform their covenants and agreements under the Loan Documents, (iv) the value of the assets of the Borrower and the other Credit Parties, or (v) governmental regulations or policies affecting the Borrower or the Lenders.

                           (k) LITIGATION. The Administrative Agent and the Tranche C Agent shall be reasonably satisfied that no litigation commenced or threatened against the Borrower and its Affiliates could have a material adverse effect on the Borrower's or any other Credit Party's financial condition, operations, assets or ability to repay the Loans and other Obligations under the Credit Agreement as amended hereby and the other Loan Documents.

                           (l) PAYMENT OF FEES. The Borrower shall have paid to the Tranche C Agent and the Tranche C Lenders, as applicable, in immediately available funds, the then unpaid balance of all accrued and unpaid Fees owed under and pursuant to the Tranche C Fee Letter.

                           (m) LEASEHOLD COLLATERAL. The Administrative Agent and the Tranche C Agent shall be satisfied in their sole discretion with the identity of each lease included in the Leasehold Collateral. The Administrative Agent and the Tranche C Agent shall have received and approved an appraisal of the Leasehold Collateral conducted by DJM Asset Management Company, which appraisal shall determine the aggregate orderly liquidation value of the Leasehold Collateral to be equal to or greater than $39,000,000.

                           (n) TRANCHE C BORROWING BASE. After giving effect to the Tranche C Loan, the sum of the Tranche A Loans, the Tranche B Loans and the Tranche C Loans shall not be greater than (a) the lesser of (i) 91.5% of the Loan Value of Eligible Inventory on such day or (ii) 100.0% of the current Appraised Value, as determined by the Tranche C Lenders, of Eligible Inventory on such day, PLUS (b) 80.0% of Eligible Receivables on such day, MINUS (c) the then amount of all Borrowing Base Reserves.

                           (o) EXCESS AVAILABILITY. After giving effect to the Tranche C Loans, the aggregate amount of Tranche A Loans available to be borrowed by the Borrower under Section 2.01(a)(1) plus the amount of Tranche B Loans available to be borrowed by the Borrower under Section 2.01(b)(1) shall not be less than $30,000,000.

                           (p) DUE DILIGENCE. The Administrative Agent, the Tranche C Agent and the Lenders and their respective counsel shall have completed their due diligence to their reasonable satisfaction.

                           (q) TITLE POLICIES. With respect to each Leasehold Mortgage, the Borrower shall provide to the Administrative Agent and the Tranche C Agent an ALTA (or equivalent) mortgagee policy of title insurance in the amount of the appraised value of each Leasehold Mortgage as determined by DJM Asset Management Company, with reinsurance and endorsements as the Administrative Agent or the Tranche C Agent may require, containing no exceptions to title (printed or otherwise) which are unacceptable to the Tranche C Agent or the Administrative Agent, and insuring that each Mortgage is a first-priority lien on the applicable Leasehold Collateral. Without limitation, such policy shall (a) be in the 1970 ALTA form, or, if not available, ALTA 1992 form or, if not available, the form commonly used in the State where the leasehold is located, insuring the Lenders and their respective successors and assigns; and (b) include, without limitation, the following endorsements and/or affirmative coverages with respect to each Leasehold Mortgage: (i) ALTA 9 Comprehensive, (ii) Usury, (iii) Doing Business, (iv) Access, (v) Separate Tax Lot, (vi) Environmental Protection Lien, (vii) Subdivision, (viii) Contiguity,
         (ix) Tax Deed (as applicable), and (x) Mortgage Recording Tax (as applicable).

                           (r) NO DEFAULT OR SUPER-DEFAULT. Both before and after giving effect to this Amendment and the borrowing of the Tranche C Loans, no Event of Default or Event of Super-Default shall have occurred and be continuing.

                           (s) ABSENCE OF DEFAULT OF MATERIAL AGREEMENTS. The Borrower and the Credit Parties shall not be in default under any material contract or agreement both before and after giving effect to this Amendment and the borrowing of the Tranche C Loans.

                           (t) OTHER CLOSING DOCUMENTS. The Administrative Agent and the Tranche C Agent shall have received all other documents, certificates and instruments required to be delivered to them pursuant to this Amendment (including, without limitation, executed copies of the Mortgage Documents) and all such documents shall be satisfactory in form and substance to the Administrative Agent and the Tranche C Agent.

                           (u) DULY EXECUTED COUNTERPARTS. The Administrative Agent and the Tranche C Agent shall have received duly executed counterparts hereof signed by the Credit Parties, the Administrative Agent, the Tranche B Agent, the Tranche C Agent and all of the Lenders.

                           (v) REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Credit Parties contained herein shall be true and correct in all material respects as of the date of this Amendment.

                           (w) AMENDMENT FEE. In partial consideration for the amendments set forth in EXHIBIT A, at the time of funding of the Tranche C Loans, the Borrower shall have paid to the Administrative Agent in immediately available funds, for the ratable benefit of the Lenders, a nonrefundable amendment fee of $405,000.

                           (x) UPDATED INSURANCE CERTIFICATES. The Borrower shall have received and delivered to the Administrative Agent and the Tranche C Agent all liability policies of the Borrower updated to reflect the Tranche C Agent as a loss payee.

                  5. FUNDING OF TRANCHE C LOANS. Each Tranche C Lender severally and not jointly hereby agrees that, upon satisfaction of the conditions precedent set forth in Section 2 above, such Tranche C Lenders shall make a loan in immediately available funds to the Borrower in an amount equal to its Tranche C Commitment Percentage of the aggregate amount of the Tranche C Loans. The parties hereto hereby agree that, upon the satisfaction of such conditions precedent, the full amount of the Tranche C Loans shall be funded and thereafter the Borrower shall not request additional Tranche C Loans.

                  6. REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby represent and warrant to the Lenders as follows:

                           (a) As of the date hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects after giving effect to this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date);

                           (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or an Event of Super-Default;

                           (c) each of the Credit Parties has the corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and the transactions contemplated hereby, and has taken or caused to be taken all necessary actions to authorize the execution, delivery and performance of this Amendment and the performance of the transactions contemplated hereby;

                           (d) except for those that have been obtained, no consent of any other Person and no action of or filing with any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and the performance of the transactions contemplated hereby;

                           (e) all amounts due and payable under the New Notes issued pursuant to the New Notes Indenture have been paid in full on or prior to the date of this Amendment;

                           (f) this Amendment has been duly executed and delivered on behalf of each of the Credit Parties and constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms; and

                           (g) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any Governmental Authority, or conflict with, or result in the breach of, or constitute a default under, any material contract by which any Credit Party is bound or the articles of incorporation or bylaws of any Credit Party. After giving effect to this Amendment, all of the Obligations will continue to constitute "Lender Indebtedness" under and as defined in the Subordination Agreement, dated as of February 2, 1999, relating to the Trade Lien.

                  7. EFFECT OF AMENDMENT. Except as specifically provided herein, this Amendment does not in any way affect or impair the terms, conditions and other provisions of the Credit Agreement or the other Loan Documents, and all such terms, conditions and other provisions of such documents shall remain in full force and effect. The amendments and waiver contained herein are limited to the specific provisions and circumstances described and shall not be deemed to (i) be a waiver or amendment of any other term or condition of the Credit Agreement or any other Loan Document or (ii) prejudice any rights not specifically addressed herein which the Administrative Agent, the Collateral Agent, the Tranche C Agent, any Lender or any other Secured Party may now have or may have in the future under the Credit Agreement or any other Loan Document.

                  8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  9. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction for any reason shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If this Amendment is deemed invalid or unenforceable with respect to any Credit Party which is a party hereto, this Amendment shall remain valid and enforceable with respect to all other Credit Parties party hereto.

                  10. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

                  11. HEADINGS. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  12. EXPENSES. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the other Credit Parties jointly and severally agree to pay in immediately available funds all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Tranche B Agent, the Tranche C Agent and any participants in the Tranche C Loans (including but not limited to the reasonable fees and disbursements of Latham & Watkins, special counsel for the Administrative Agent, the Collateral Agent and the Tranche B Agent, and Riemer & Braunstein LLP, special counsel to the Tranche C Agent), any local counsel to the Tranche C Lenders and counsel to such participants, in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the Mortgage Documents. Such payments shall be made at the time of funding of the Tranche C Loans. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the other Credit Parties agree to reimburse the Tranche C Agent and the Tranche C Lenders for the Fees and expenses required by the Tranche C Fee Letter and the reimbursement provisions thereof are hereby incorporated herein by reference. Payment of all fees and expenses due hereunder shall be an additional condition precedent to the effectiveness of this Amendment. The fees and expenses payable hereunder are in addition to those payable by the Borrower or the other Credit Parties under any other Loan Document.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                         BRADLEES STORES, INC.,
                                         as Borrower

                                         By: /s/Paul R. Mckelvey
                                         -----------------------
                                         Name:    Paul R. McKelvey
                                         Title:   Vice President - Treasurer

                                         GUARANTORS:

                                         BRADLEES, INC.,
                                         as a Guarantor

                                         By: /s/Paul R. Mckelvey
                                         -----------------------
                                         Name:    Paul R. McKelvey
                                         Title:   Vice President - Treasurer

                                         NEW HORIZONS OF YONKERS, INC.,
                                         as a Guarantor

                                         By: /s/Paul R. Mckelvey
                                         -----------------------
                                         Name:    Paul R. McKelvey
                                         Title:   Vice President - Treasurer

                                         LENDERS:

                                         FLEET NATIONAL BANK,
                                         as a Lender

                                         By: /s/James J. Ward
                                         -----------------------
                                         Name:    James Ward
                                         Title:   Director

                                         Address: 100 Federal Street, 9th Floor
                                                  Boston, MA 02110
                                                  Telephone: (617) 434-4018
                                                  Telecopy:  (617) 434-4312

                                         CONGRESS FINANCIAL CORPORATION
                                         (NEW ENGLAND),
                                         as Co-Agent and as a Lender

                                         By: /s/Paul R. Crimlisk
                                         --------------------------
                                         Name:    Paul R. Crimlisk
                                         Title:   Vice President

                                         FINOVA CAPITAL CORPORATION,
                                         as a Lender

                                         By: /s/Jason S. Ito
                                         --------------------------
                                         Name:    Jason S. Ito
                                         Title:   AVP

                                         FIRST TRUST BANK,
                                         as a Lender

                                         By: /s/Kent Nelson
                                         --------------------------
                                         Name:    Kent Nelson
                                         Title:   Vice President

                                         FOOTHILL CAPITAL CORPORATION,
                                         as a Lender

                                         By: /s/Todd R. Nakamoto
                                         --------------------------
                                         Name:    Todd R. Nakamoto
                                         Title:   Vice President

                                         HELLER FINANCIAL, INC.,
                                         as a Lender

                                         By: /s/Tara Wydbel
                                         --------------------------
                                         Name:    Tara Wydbel
                                         Title:   Vice President

                                         LASALLE BUSINESS CREDIT, INC.,
                                         as a Lender

                                         By: /s/Catherine D. Saccany
                                         --------------------------
                                         Name:    Catherine D. Saccany
                                         Title:   Vice President

                                         NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                         as a Lender

                                         By: /s/Paul Weybrecht
                                         --------------------------
                                         Name:    Paul Weybrecht
                                         Title:   Vice President

                                         FOOTHILL INCOME TRUST II, L.P.
                                         as a Lender

                                         By: /s/R. Michael Bohannon
                                         --------------------------
                                         Name:     R. Michael Bohannon
                                         Title:    Managing Member

                                         GENERAL ELECTRIC CAPITAL CORPORATION
                                         as a Lender

                                         By: /s/Charles Chiodo
                                         --------------------------
                                         Name:     Charles Chiodo
                                         Title:    Authorized Signatory

                                         PPM COMMERCIAL FINANCE,
                                         as a Lender

                                         By:    /s/Keith Contole
                                         --------------------------
                                         Name:     Keith Contole
                                         Title:    AVP Underwriting

                                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as Co-Agent and as a Lender

                                         By: /s/Mark J. Long
                                         --------------------------
                                         Name:     Mark J. Long
                                         Title:    Vice President

                                         BACK BAY CAPITAL FUNDING, LLC,
                                         as a Lender

                                         By: /s/Michael L. Pizette
                                         --------------------------
                                         Name:    Michael L. Pizette
                                         Title:   Managing Director

                                         TRANCHE C AGENT:

                                         BACK BAY CAPITAL FUNDING, LLC,
                                         as Tranche C Agent

                                         By: /s/Michael L. Pizette
                                         --------------------------
                                         Name:    Michael L. Pizette
                                         Title:   Managing Director

RECEIPT ACKNOWLEDGED:

FLEET NATIONAL BANK,
as Administrative Agent, as Tranche B Agent, as Issuing Bank and as a Lender

By: /s/James J. Ward
--------------------
Name:    James J. Ward
Title:   Director

FLEET RETAIL FINANCE, INC.,
as Collateral Agent

By: /s/James J. Ward
--------------------
Name: James J. Ward
Title:   Director

                                  Schedule 4(f)



STORE LOCATION/ADDRESS                STORE NUMBER AND DISTRICT       TELEPHONE

Hamilton Square, NJ 08619-3551        322/7                           609-586-5600
1700 Nottingham Way

Snyder Plaza, PA 19148-1903           321/8                           215-336-8701
1-79 Mifflin Street
Philadelphia, PA

Staten Island, NY 10314-3646          323/7                           718-370-3405
West Shore Plaza
1801 South Avenue